intangible assets and goodwill	6 Months Ended
Jun. 30, 2024
intangible assets and goodwill
intangible assets and goodwill

18intangible assets and goodwill

(a)Intangible assets and goodwill, net

							Intangible
							assets with
		Intangible assets subject to amortization					indefinite lives
		Customer contracts,		Access to						Total
		related customer		rights-of-way,	Assets			Total		intangible
		relationships and		crowdsource assets	under		Spectrum	intangible		assets and
(millions)	Note	subscriber base	Software	and other	construction	Total	licences	assets	Goodwill [1,2]	goodwill
AT COST
Balance as at January 1, 2024		$5,360	$7,915	$582	$530	$14,387	$12,250	$26,637	$10,422	$37,059
Additions		28	55	40	411	534	918	1,452	—	1,452
Additions arising from business acquisitions	(b)	85	13	3	—	101	—	101	151	252
Assets under construction put into service		—	383	—	(383)	—	—	—	—	—
Dispositions, retirements and other (including capitalized interest)	9	(2)	(243)	3	—	(242)	4	(238)	—	(238)
Net foreign exchange differences		61	1	10	—	72	—	72	64	136
Balance as at June 30, 2024		$5,532	$8,124	$638	$558	$14,852	$13,172	$28,024	$10,637	$38,661
ACCUMULATED AMORTIZATION
Balance as at January 1, 2024		$1,533	$5,136	$247	$—	$6,916	$—	$6,916	$364	$7,280
Amortization		236	477	46	—	759	—	759	—	759
Dispositions, retirements and other		(5)	(248)	(10)	—	(263)	—	(263)	—	(263)
Net foreign exchange differences		11	—	3	—	14	—	14	—	14
Balance as at June 30, 2024		$1,775	$5,365	$286	$—	$7,426	$—	$7,426	$364	$7,790
NET BOOK VALUE
Balance as at December 31, 2023		$3,827	$2,779	$335	$530	$7,471	$12,250	$19,721	$10,058	$29,779
Balance as at June 30, 2024		$3,757	$2,759	$352	$558	$7,426	$13,172	$20,598	$10,273	$30,871

1	Accumulated amortization of goodwill is amortization recorded prior to 2002; there are no accumulated impairment losses in the accumulated amortization of goodwill.
2

As at June 30, 2024, relevant events and circumstances were such that it was considered appropriate to test the carrying value of the TELUS digital experience cash-generating unit (formerly the Digitally-led customer experiences – TELUS International cash-generating unit) goodwill. As at June 30, 2024, the recoverable amount of the TELUS digital experience cash-generating unit was in excess of its carrying amount by approximately $100 million (approximately 2% of its carrying amount). Such recoverable amount was determined based on a fair value less costs of disposal method (such method categorized as a Level 3 fair value measure) and used a discount rate of 9.9%, a perpetual growth rate of 3.0% and cash flow projections through the end of 2029. We validated the results of the recoverable amount through a market-comparable approach and an analytical review of industry facts and facts that are specific to us.

The fair value less costs of disposal method uses discounted cash flow projections that employ the following key assumptions: future cash flows and growth projections; associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; and the future weighted average cost of capital. Had growth projections declined in the projection period by more than trivial amounts, or if the discount rate increased by more than a trivial amount, the June 30, 2024, estimate of the recoverable amount of the TELUS digital experience cash-generating unit would be less than its carrying amount; we believe that any reasonably possible change in other key assumptions on which our calculation of the recoverable amount of the TELUS digital experience cash-generating unit is based would not cause its carrying value to exceed its recoverable amount. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of the TELUS digital experience cash-generating unit’s goodwill.

As at June 30, 2024, our contractual commitments for the acquisition of intangible assets totalled $24 million over a period ending December 31, 2026 (December 31, 2023 – $25 million over a period ending December 31, 2026).

The Innovation, Science and Economic Development Canada 3800 MHz band spectrum auction occurred during the period from October 24, 2023, through November 24, 2023. We were the successful auction participant for 1,430 spectrum licences with a total purchase price of $620 million. In accordance with the auction terms, 20% ($124 million) was remitted to Innovation, Science and Economic Development Canada on its due date, January 17, 2024, while the remaining balance was paid on May 29, 2024. Until such time as Innovation, Science and Economic Development Canada determines that we qualify as a radio communications carrier and comply with the Canadian Ownership and Control rules, we may not commercially use the licences.

During the three-month period ended June 30, 2024, we obtained the use of AWS-4 spectrum from the original licensee and we have accounted for it as an intangible asset with an indefinite life; such subordination of licences has been approved by Innovation, Science and Economic Development Canada. The terms of payment for the use of the spectrum are such that an initial amount of $298 million has been accounted for as a long-term liability, as set out in Note 26(f).

(b)Business acquisitions

Individually immaterial transactions

During the six-month period ended June 30, 2024, we acquired 100% ownership of businesses that were complementary to our existing lines of business. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the businesses). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

Acquisition-date fair values

Acquisition-date fair values assigned to the assets acquired and liabilities assumed are set out in the following table:

Individually
immaterial
(millions)	transactions [1]
Assets
Current assets
Cash	$4
Accounts receivable [2]	11
Other	1
16
Non-current assets
Property plant and equipment
Owned assets	1
Right-of-use lease assets	1
Intangible assets subject to amortization [3]	101
103
Total identifiable assets acquired	119
Liabilities
Current liabilities
Accounts payable and accrued liabilities	8
Income and other taxes payable	15
Advance billings and customer deposits	15
Provisions	7
45
Non-current liabilities
Long-term debt	1
Deferred income taxes	22
23
Total liabilities assumed	68
Net identifiable assets acquired	51
Goodwill	151
Net assets acquired	$202
Acquisition effected by way of:
Cash consideration	$171
Accounts payable and accrued liabilities	5
Provisions	19
Issue of TELUS Corporation Common Shares [4]	7
$202

1	The purchase price allocation, primarily in respect of customer contracts, related customer relationships and deferred income taxes, had not been finalized as of the date of issuance of these consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of the acquired businesses. Upon having sufficient time to review the books and records of the acquired businesses, we expect to finalize our purchase price allocations.
2	The fair value of accounts receivable is equal to the gross contractual amounts receivable and reflects the best estimate at the acquisition date of the contractual cash flows expected to be collected.
3	Customer contracts and customer relationships (including those related to customer contracts) are generally expected to be amortized over a period of 10-15 years, and other intangible assets are expected to be amortized over a period of 5-15 years.
4	The fair value of TELUS Corporation Common Shares was measured based upon market prices observed at the date of acquisition of control.